UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 24, 2006

IMAGE ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-11071	84-0685613
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

20525 Nordhoff Street, Suite 200, Chatsworth, California 91311

(Address of principal executive offices, including zip code)

(818) 407-9100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 7.01  Regulation FD Disclosure

                The Company’s next annual meeting will not be held on the June 30 default date described in the Company’s bylaws.  The date of the next annual meeting of stockholders, to be held on a date no sooner than the one-year anniversary of the last annual meeting which was held on September 9, 2005, will be determined concurrently with the filing of the Company's annual report.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGE ENTERTAINMENT, INC.

Dated:	March 24, 2006	By:	/s/ JEFF M. FRAMER
			Name	Jeff M. Framer
			Title:	Chief Financial Officer